SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): July 15, 1996

                      Onyx Acceptance Grantor Trust 1996-1
                  -------------------------------------------------------------
            (Issuer with respect to Certificates)

                      Onyx Acceptance Financial Corporation
                           ---------------------------------------------------
          (Exact Name of Registrant as Specified in Its Charter)

Commission File Number

33-99608                                                     (I.R.S. Employer
                                                             Identification No.)
                                                             33-0639768

State or other jurisdiction of
incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, Suite 500 Irvine, Ca. 92718
714 753-1191






Item 5.  Other Events

         On behalf of the Onyx Acceptance Grantor Trust 1996-1, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of January 1, 1996 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the July 1996 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx
Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1996-1 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None.

(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1996-1 for the month of July 1996.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation
         REGAN E. KELLY
By:_____________________________________________________
Regan E. Kelly    Executive Vice President
Date: July 26, 1996

         DON P. DUFFY
By:_____________________________________________________
Don P. Duffy               Executive Vice President
Date: July 26, 1996







                                                   EXHIBIT 19


Onyx Acceptance Grantor Trust 1996-1                                                Distribution Date Statement
5.40% Auto Loan Pass-Through Certificates                                                                    19-Jul-96

Collection Period Beginning on:                                06/01/96
Collection Period Ending on:                                   06/30/96
Distribution Date:                                             07/15/96

       1 Original Pool Balance                                                                     $100,499,912.72
       2 Collection Period Beginning Pool Balance                                                   $84,786,306.66
       3 Collection Period Beginning Pool Balance Factor                                                      0.843646

         Computation of Collection Account Amounts Available for Distribution
       4 Total Collections from Obligors                       01-Jun-96to                  30-Jun-96$3,565,512.33
       5 Full Prepayments through first 5 business days of current month                                 94,719.78
       6 Full Prepayments included in Prior Collection Period                                           298,037.76
       7 Partial Prepayments deposited to PayAhead Acct                                                       0.00
       8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                             72,532.51
       9 Yield Supplement Amount to be Deposited to Collection Account                                        0.00
      10 Net Liquidation Proceeds on Defaulted Contracts       01-Jun-96to                  30-Jun-96   232,497.66
      11 Net Liquidation Proceeds first 5 business days of current month                                      0.00
      12 Net Liquidation Proceeds included in Prior Collection Period                                         0.00
      13 Net Insurance Proceeds                                                                               0.00
      14 Net Insurance Proceeds first 5 business days of current month                                        0.00
      15 Net Insurance Proceeds included in Prior Collection Period                                           0.00
      16 Aggregate Amount of Repurchased Contracts                                                       73,915.10
      17 Reinvestment Earnings on Funds in Collection Acct (ccm01-Jun-96to                  30-Jun-96    12,304.48
                                                                                                         ---------

      18 Collection Account Amounts Available  (4+5-6-7+8+9+10+11-12+13+14-15+16+17)                 $3,753,444.10

         Computation of Certificate Ending Pool Balance
      19 Collection  Period Beginning Pool Balance                                                  $84,786,306.66
      20 Scheduled Principal Decline (recomputed actuarial)                                           1,406,818.87
      21 Full Prepayments 08-Jun-96to  30-Jun-96                                                      1,054,555.63
`     22 Full  Prepayments  through first 5 business   days  of  current  month                          94,719.78
      23  Defaulted   Contracts (Liquidated   Proceeds   received)    08-Jun-96to   30-Jun-96            366,799.17
      23aDefaulted  Contracts (Liquidated Proceeds received) thru 1st 5 business
      days  of  current  month                                                                           31,690.26
      24  Defaulted  Contracts  (4 or  more periods.Liquidated  Proceeds not received) 0.00
      24aDefaulted  Contracts (4 or more periods.Liquidated  Proceeds not received) thru 1st 5 bus. days of cur0.00 mo.
      25 Repurchased Contracts                                                                      73,915.10

      26 Certificate Ending Pool Balance (19-20-21-22-23-23a-24-24a-25)                             $81,757,807.85
         Certificate Ending Balance Pool Factor                                                               0.813511

      27 Principal Distribution Amount  (19-26)                                                      $3,028,498.81

         Distributions From Collection Account
      28 Principal  Distribution Amount                                                             $3,028,498.81
      29 Interest  Distribution Amount (5.4% / 12)                                                       381,538.38
      30 Servicing Fee Payable to Servicer (1.0% /12)                                                    70,655.26
      31 Surety  Fee  Payable  to Surety  (0.15% / 360 * Days in Collection   Period)                    10,598.29
      31aReinsurance  Fee  Payable  to  Surety (2.00%/360 * Days in period *
      (lesser of $2,009,998.25 or 41-433,350.00
      32 Reinvestment Earnings Payable to Finco                                                          12,304.48

      33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                          $3,506,945.22

      34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                         $246,498.88

         Spread Account Reconciliation
      35 Initial Deposit                                                                                   $100.00
      36 Deposits to Spread Account Prior Collection Periods                                         $2,335,051.95
      37 Deposit to Spread Account this Collection Period    (34)                                      $246,498.88
      38 Reinvestment Earnings on Funds in Spread Acct         01-Jun-96to                  30-Jun-96    $8,671.96
      39 Draws from Spread Account Prior Periods                                                             $0.00
                                                                                                             -----

      40 Spread Account Balance     (35+36+37+38-39)                                                 $2,590,322.79

      41 Required Spread Account Balance     (Max of 6% x (26) or 2% x (1) )                         $4,905,468.47
      42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)             $0.00
      43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                     $2,590,322.79

         Delinquency Statistics
      44 Number of Accts Delinquent 30 - 59 Days                                                             49
      45 Number of Accts Delinquent 60 - 89 Days                                                             38
      45aNumber of Accts Deliquent 90 Days and Over                                                          33
                                                                                                             --
      46 Total Number of Delinquent Accounts 30 Days and Over                                               120

      47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                              $605,501
      48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                            $500,355
      48aAggregate Net Outstanding Balance of Delinquent Loans 90 days and over                        $394,268
                                                                                                       --------
      49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                     $1,500,125

      50 Policy Claim Amount                                                                                 $0.00

         Repossession Statistics
      51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                               38
      52 Number of Accounts Repossessed During Collection Period                                             40
      53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                               30
                                                                                                             --
      54 Number of Accounts in Repo Inventory @ End of Collection Period                                     48

      55  Aggregate  Net  Outstanding  Balance of Accounts  in Repo  Inventory @
      Beginning  of  Collection  Peri                                                                    $500,742.01
      56 Aggregate  Net  Outstanding Balance of Accounts  Repossessed  During Month                       414,228.99
      57 Aggregate Net Outstanding  Balance of Repo  Accounts  Sold or  Reinstated  During  Month         324,956.61
      58  Aggregate  Net  Outstanding  Balance of  Accounts  in RepoInventory @ End of Collection Period $590,014.39


         Yield Supplement Account  Balance
      59 Initial Deposit                                                                                     $0.00
      60 Draws from Yield Supplement to Collection Account                                                   $0.00
                                                                                                             -----

      61 Yield Supplement Account  Balance                                                                   $0.00

         Accounts Outstanding
      62 Original Accounts Outstanding                                                                    8,407
      63 Remaining Number of Accounts Outstanding @  End of Collection Period                             7,511

         Net Yield
      64 Interest Collected on Contracts                                                              1,176,670.34
      65 Interest Collected on Contracts - Prior Collection Period                                    1,351,122.09
      66 Interest Collected on Contracts - Two Collection Periods Ago                                 1,349,011.61
      67 Liquidated Contract Balances (less Liquidation proceeds)                                       165,991.77
      68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period             123,286.73
      69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago           63,327.89
      70 Interest Paid to Certificate Holders                                                           381,538.38
      71 Interest Paid to Certificate Holders - Prior Collection Period                                 397,362.75
      72 Interest Paid to Certificate Holders - Two Collection Periods Ago                              411,859.64
      73 Servicing Fees Paid to Servicer                                                                $70,655.26
      74 Servicing Fees Paid to Servicer -  Prior Collection Period                                     $73,585.69
      75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                   $76,270.30
      76 Certificate Ending Pool Balance                                                            $81,757,807.85
      77 Certificate Ending Pool Balance - Prior Collection Period                                  $88,302,832.76
      78 Certificate Ending Pool Balance - Two Collection Periods Ago                               $91,524,365.34

      79 Net Yield                                                                                            9.69%

         A.P.R. of Trust Contracts
      80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                   15.07%
      81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period               15.06%


         Credit Losses
      82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                 $398,489.43
      83 Recoveries during Collection Period  (10+11-12)                                                232,497.66
                                                                                                        ----------

      84 Net Credit Losses during Collection Period   (82-83)                                          $165,991.77

      85 Cumulative Net Credit Losses                                                                  $399,296.58
      86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                   0.40%

      87 Remaining Weighted Average Maturity (Months)                                                        47.4




         I certify  that the  computations  reflected  above for the  collection
         period  ended   30-Jun-96  are  accurate  and  have  been  prepared  in
         accordance  with the Pooling and Servicing  Agreement  dated January 1,
         1996.

                    DON DUFFY                               JULY 15, 1996
         By :   ____________________________________Date:  _______________

         Name: Don Duffy
         Title:  CFO